Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per share statistics)
	Quarter Ended							Six Months Ended
	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	May 31, 2008 vs May 31, 2007		May 31, 2008	May 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$612,063	$662,802	$659,676	$674,864	$637,656	$(25,593)	(4%)	$1,274,865	$1,249,862	$25,003	2%
Interest Expense	313,248	339,441	350,917	317,124	303,422	9,826	3%	652,689	555,229	97,460	18%
Net Interest Income	298,815	323,361	308,759	357,740	334,234	(35,419)	(11%)	622,176	694,633	(72,457)	(10%)
Other Income	844,892	975,544	952,500	804,047	829,786	15,106	2%	1,820,436	1,620,135	200,301	12%
Revenue Net of Interest Expense	1,143,707	1,298,905	1,261,259	1,161,787	1,164,020	(20,313)	(2%)	2,442,612	2,314,768	127,844	6%
Provision for Loan Losses	210,969	305,632	296,187	145,827	144,676	66,293	46%	516,601	291,874	224,727	77%
Employee Compensation and Benefits	218,290	217,370	208,910	210,541	215,447	2,843	1%	435,660	430,614	5,046	1%
Marketing and Business Development	132,038	141,553	155,976	153,786	131,959	79	0%	273,591	266,501	7,090	3%
Information Processing & Communications	79,449	78,276	85,034	83,779	82,396	(2,947)	(4%)	157,725	161,240	(3,515)	(2%)
Professional Fees	81,392	73,672	94,380	88,111	102,853	(21,461)	(21%)	155,064	178,918	(23,854)	(13%)
Premises and Equipment	19,803	19,641	19,348	19,962	20,557	(754)	(4%)	39,444	40,132	(688)	(2%)
Other Expense	75,853	71,831	73,082	69,705	70,546	5,307	8%	147,684	138,194	9,490	7%
Total Other Expense	606,825	602,343	636,730	625,884	623,758	(16,933)	(3%)	1,209,168	1,215,599	(6,431)	(1%)
Income (Loss) Before Income Taxes	325,913	390,930	328,342	390,076	395,586	(69,673)	(18%)	716,843	807,295	(90,452)	(11%)
Tax Expense	124,370	152,101	118,368	145,925	145,330	(20,960)	(14%)	276,471	297,221	(20,750)	(7%)
Income From Continuing Operations	201,543	238,829	209,974	244,151	250,256	(48,713)	(19%)	440,372	510,074	(69,702)	(14%)
Discontinued Operations, Net of Tax [1,2]	32,605	(157,615)	(266,458)	(41,911)	(41,014)	73,619	179%	(125,010)	(67,200)	(57,810)	(86%)
Net Income (Loss) [1,2]	$234,148	$81,214	$(56,484)	$202,240	$209,242	$24,906	12%	$315,362	$442,874	$(127,512)	(29%)

Effective Tax Rate From Continuing Operations	38.2%	38.9%	36.1%	37.4%	36.7%			38.6%	36.8%

Balance Sheet Statistics [3]
Total Assets	$34,020,245	$34,222,732	$33,449,702	$31,683,866	$32,264,467	$1,755,778	5%	$34,020,245	$32,264,467	$1,755,778	5%
Total Equity	$5,849,691	$5,654,341	$5,599,422	$5,667,282	$5,780,284	$69,407	1%	$5,849,691	$5,780,284	$69,407	1%
Total Tangible Equity	$5,538,240	$5,341,020	$5,284,232	$5,350,377	$5,461,713	$76,527	1%	$5,538,240	$5,461,713	$76,527	1%
Tangible Equity/Total Owned Assets	16.3%	15.6%	15.8%	16.9%	16.9%			16.3%	16.9%
ROE [1,2]	16%	6%	(4%)	14%	15%			11%	15%
ROE from Continuing Operations	14%	17%	15%	17%	18%			15%	18%

Allowance for Loan Loss (period end)	$846,775	$860,378	$759,925	$629,458	$644,701	$202,074	31%	$846,775	$644,701	$202,074	31%
Change in Loan Loss Reserves	$(13,603)	$100,453	$130,467	$(15,243)	$(18,471)	$4,868	26%	$86,850	$(59,215)	$146,065	NM
Reserve Rate	4.28%	4.16%	3.65%	3.28%	3.32%	96	bps	4.28%	3.32%	96	bps
Interest-only Strip Receivable (period end)	$447,994	$468,059	$400,313	$353,091	$372,421	$75,573	20%	$447,994	$372,421	$75,573	20%
Net Revaluation of Retained Interests	$(44,473)	$74,997	$37,475	$(23,905)	$36,354	$(80,827)	NM	$30,524	$37,775	$(7,251)	(19%)

Per Share Statistics
Basic EPS [1,2]	$0.49	$0.17	$(0.12)	$0.42	$0.44	$0.05	11%	$0.66	$0.93	$(0.27)	(29%)
Basic EPS from Continuing Operations	$0.42	$0.50	$0.44	$0.51	$0.52	$(0.10)	(19%)	$0.92	$1.06	$(0.14)	(13%)
Diluted EPS [1,2,4]	$0.48	$0.17	$(0.12)	$0.42	$0.44	$0.04	9%	$0.65	$0.93	$(0.28)	(30%)
Diluted EPS from Continuing Operations [4]	$0.42	$0.50	$0.44	$0.51	$0.52	$(0.10)	(19%)	$0.92	$1.06	$(0.14)	(13%)
Stock Price (period end)	$17.15	$15.09	$17.37	$23.14				$17.15
Book Value	$12.20	$11.80	$11.72	$11.87				$12.20
Ending Shares Outstanding (000's) [4]	479,346	479,127	477,688	477,328	477,236	2,110	0%	479,346	477,236	2,110	0%
Weighted Average Shares Outstanding (000's) [4]	479,270	478,518	477,567	477,272	477,236	2,034	0%	478,896	477,236	1,660	0%
Weighted Average Shares Outstanding (fully diluted) (000's) [4]	483,753	481,744	477,567	480,071	477,236	6,517	1%	482,735	477,236	5,499	1%

Loan Receivables [3]
Total Loans - Owned	$20,502,063	$21,042,681	$20,831,117	$19,170,450	$19,938,986	$563,077	3%	$20,502,063	$19,938,986	$563,077	3%
Average Total Loans - Owned	$19,890,330	$21,523,606	$19,405,775	$19,812,392	$18,673,525	$1,216,805	7%	$20,702,505	$20,287,228	$415,277	2%

Interest Yield	10.40%	10.34%	10.51%	11.20%	10.69%	(29)	bps	10.37%	10.61%	(24)	bps
Net Principal Charge-off Rate	4.49%	3.83%	3.43%	3.23%	3.47%	102	bps	4.15%	3.47%	68	bps
Delinquency Rate (over 30 days)	3.54%	3.63%	3.26%	2.81%	2.71%	83	bps	3.54%	2.71%	83	bps
Delinquency Rate (over 90 days)	1.81%	1.82%	1.51%	1.31%	1.31%	50	bps	1.81%	1.31%	50	bps

Transactions Processed on Networks (000's)
Discover Network	370,596	378,912	378,438	384,335	361,893	8,703	2%	749,508	723,593	25,915	4%
PULSE Network	703,404	621,072	611,518	593,866	558,811	144,593	26%	1,324,476	1,079,677	244,799	23%
Total	1,074,000	999,984	989,956	978,201	920,704	153,296	17%	2,073,984	1,803,270	270,714	15%

Network Volume
PULSE Network	$27,830,403	$24,783,895	$23,035,361	$22,372,106	$20,799,365	$7,031,038	34%	$52,614,298	$40,828,941	$11,785,357	29%
Third-Party Issuers	1,603,006	1,545,943	1,458,959	1,492,568	1,313,438	289,568	22%	3,148,949	2,528,578	620,371	25%
Total Third-Party Payments	29,433,409	26,329,838	24,494,320	23,864,674	22,112,803	7,320,606	33%	55,763,247	43,357,519	12,405,728	29%
U.S. Card	23,621,519	24,074,331	23,482,095	24,411,714	22,975,645	645,874	3%	47,695,850	45,900,691	1,795,159	4%
Total	$53,054,928	$50,404,169	$47,976,415	$48,276,388	$45,088,448	$7,966,480	18%	$103,459,097	$89,258,210	$14,200,887	16%

[1] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations. The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[2] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

[3] Based on Continuing Operations except equity and ROE. Equity is based on company's equity.

[4] For all periods prior to the spin off from Morgan Stanley, the same number of shares is being used for diluted EPS as for basic EPS as no common stock of Discover Financial Services was traded prior to July 2, 2007 and no Discover equity awards were outstanding for the prior periods.

Discover Financial Services
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended							Six Months Ended
	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	May 31, 2008 vs May 31, 2007		May 31, 2008	May 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$1,572,697	$1,652,615	$1,667,418	$1,626,808	$1,601,882	$(29,185)	(2%)	$3,225,312	$3,084,448	$140,864	5%
Interest Expense	550,629	668,953	750,638	703,024	693,841	(143,212)	(21%)	1,219,582	1,287,466	(67,884)	(5%)
Net Interest Income	1,022,068	983,662	916,780	923,784	908,041	114,027	13%	2,005,730	1,796,982	208,748	12%
Other Income	492,207	636,679	633,014	510,525	555,552	(63,345)	(11%)	1,128,886	1,076,237	52,649	5%
Revenue Net of Interest Expense	1,514,275	1,620,341	1,549,794	1,434,309	1,463,593	50,682	3%	3,134,616	2,873,219	261,397	9%
Provision for Loan Losses	581,537	627,068	584,722	418,349	444,249	137,288	31%	1,208,605	850,325	358,280	42%
Employee Compensation and Benefits	218,290	217,370	208,910	210,541	215,447	2,843	1%	435,660	430,614	5,046	1%
Marketing and Business Development	132,038	141,553	155,976	153,786	131,959	79	0%	273,591	266,501	7,090	3%
Information Processing & Communications	79,449	78,276	85,034	83,779	82,396	(2,947)	(4%)	157,725	161,240	(3,515)	(2%)
Professional Fees	81,392	73,672	94,380	88,111	102,853	(21,461)	(21%)	155,064	178,918	(23,854)	(13%)
Premises and Equipment	19,803	19,641	19,348	19,962	20,557	(754)	(4%)	39,444	40,132	(688)	(2%)
Other Expense	75,853	71,831	73,082	69,705	70,546	5,307	8%	147,684	138,194	9,490	7%
Total Other Expense	606,825	602,343	636,730	625,884	623,758	(16,933)	(3%)	1,209,168	1,215,599	(6,431)	(1%)
Income (Loss) Before Income Taxes	325,913	390,930	328,342	390,076	395,586	(69,673)	(18%)	716,843	807,295	(90,452)	(11%)
Tax Expense	124,370	152,101	118,368	145,925	145,330	(20,960)	(14%)	276,471	297,221	(20,750)	(7%)
Income From Continuing Operations	201,543	238,829	209,974	244,151	250,256	(48,713)	(19%)	440,372	510,074	(69,702)	(14%)
Discontinued Operations, Net of Tax [2,3]	32,605	(157,615)	(266,458)	(41,911)	(41,014)	73,619	179%	(125,010)	(67,200)	(57,810)	(86%)
Net Income (Loss) [2,3]	$234,148	$81,214	$(56,484)	$202,240	$209,242	$24,906	12%	$315,362	$442,874	$(127,512)	(29%)

Balance Sheet Statistics [4]
Total Assets	$62,148,577	$61,937,501	$60,591,475	$59,688,962	$60,022,064	$2,126,513	4%	$62,148,577	$60,022,064	$2,126,513	4%
Total Equity [5]	$5,849,691	$5,654,341	$5,599,422	$5,667,282	$5,780,284	$69,407	1%	$5,849,691	$5,780,284	$69,407	1%
Total Tangible Equity [5]	$5,538,240	$5,341,020	$5,284,232	$5,350,377	$5,461,713	$76,527	1%	$5,538,240	$5,461,713	$76,527	1%
Tangible Equity/Net Managed Receivables	11.8%	11.5%	11.1%	11.4%	11.8%			11.8%	11.8%
Tangible Equity/Total Managed Assets	8.9%	8.6%	8.7%	9.0%	9.1%			8.9%	9.1%

Net Yield on Loan Receivables	8.57%	8.10%	7.76%	7.80%	7.78%	79	bps	8.33%	7.73%	60	bps
Return on Loan Receivables	1.69%	1.97%	1.78%	2.06%	2.14%	(45)	bps	1.83%	2.19%	(36)	bps

Loan Receivables [4]
Total Loans - Managed	$47,841,491	$47,500,410	$48,180,436	$47,444,107	$46,953,902	$887,589	2%	$47,841,491	$46,953,902	$887,589	2%
Average Total Loans - Managed	$47,472,077	$48,863,167	$47,381,471	$47,016,472	$46,296,296	$1,175,781	3%	$48,163,821	$46,627,410	$1,536,411	3%

Managed Interest Yield	12.41%	12.70%	12.84%	12.75%	12.58%	(17)	bps	12.56%	12.50%	6	bps
Managed Net Principal Charge-off Rate	4.99%	4.33%	3.85%	3.66%	3.97%	102	bps	4.66%	3.91%	75	bps
Managed Delinquency Rate (over 30 days)	3.81%	3.90%	3.58%	3.16%	2.97%	84	bps	3.81%	2.97%	84	bps
Managed Delinquency Rate (over 90 days)	1.96%	1.96%	1.67%	1.48%	1.44%	52	bps	1.96%	1.44%	52	bps

Credit Card Volume	$25,596,794	$26,207,028	$26,159,776	$27,171,729	$26,408,578	$(811,784)	(3%)	$51,803,822	$53,289,313	$(1,485,491)	(3%)
Credit Card Sales Volume	$22,457,651	$23,155,253	$22,588,639	$23,527,999	$22,108,865	$348,786	2%	$45,612,904	$44,145,918	$1,466,986	3%

Segment - Income Before Income Taxes
U.S. Card	$309,123	$375,403	$320,751	$380,637	$387,576	$(78,453)	(20%)	$684,526	$787,365	$(102,839)	(13%)
Third-Party Payments	16,790	15,527	7,591	9,439	8,010	8,780	110%	32,317	19,930	12,387	62%
Total	$325,913	$390,930	$328,342	$390,076	$395,586	$(69,673)	(18%)	$716,843	$807,295	$(90,452)	(11%)

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed Data schedule.

[2] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations. The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[3] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

[4] Based on Continuing Operations. Equity is based on company's equity.

[5] Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended							Six Months Ended
	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	May 31, 2008 vs May 31, 2007		May 31, 2008	May 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$1,572,164	$1,651,987	$1,666,768	$1,626,214	$1,601,324	$(29,160)	(2%)	$3,224,151	$3,083,316	$140,835	5%
Interest Expense	550,629	668,951	750,638	703,024	693,837	(143,208)	(21%)	1,219,580	1,287,447	(67,867)	(5%)
Net Interest Income	1,021,535	983,036	916,130	923,190	907,487	114,048	13%	2,004,571	1,795,869	208,702	12%
Other Income	455,074	602,411	603,709	481,060	526,304	(71,230)	(14%)	1,057,485	1,016,307	41,178	4%
Revenue Net of Interest Expense	1,476,609	1,585,447	1,519,839	1,404,250	1,433,791	42,818	3%	3,062,056	2,812,176	249,880	9%
Provision for Loan Losses	581,537	627,068	584,722	418,349	444,249	137,288	31%	1,208,605	850,325	358,280	42%
Total Other Expense	585,949	582,976	614,366	605,264	601,966	(16,017)	(3%)	1,168,925	1,174,486	(5,561)	(0%)
Income (Loss) Before Income Taxes	$309,123	$375,403	$320,751	$380,637	$387,576	$(78,453)	(20%)	$684,526	$787,365	$(102,839)	(13%)

Net Yield on Loan Receivables	8.56%	8.09%	7.76%	7.79%	7.78%	78	bps	8.32%	7.72%	60	bps
Pretax Return on Loan Receivables	2.59%	3.09%	2.72%	3.21%	3.32%	(73)	bps	2.84%	3.39%	(55)	bps

Loan Receivables
Total Loans	$47,841,491	$47,500,410	$48,180,436	$47,444,107	$46,953,902	$887,589	2%	$47,841,491	$46,953,902	$887,589	2%
Average Total Loans	$47,472,077	$48,863,167	$47,381,471	$47,016,472	$46,296,296	$1,175,781	3%	$48,163,821	$46,627,410	$1,536,411	3%

Managed Interest Yield	12.41%	12.70%	12.84%	12.75%	12.58%	(17)	bps	12.56%	12.50%	6	bps
Managed Net Principal Charge-off Rate	4.99%	4.33%	3.85%	3.66%	3.97%	102	bps	4.66%	3.91%	75	bps
Managed Delinquency Rate (over 30 days)	3.81%	3.90%	3.58%	3.16%	2.97%	84	bps	3.81%	2.97%	84	bps
Managed Delinquency Rate (over 90 days)	1.96%	1.96%	1.67%	1.48%	1.44%	52	bps	1.96%	1.44%	52	bps

Credit Card Loans
Credit Card Loans - Managed	$47,124,842	$47,014,539	$47,929,242	$47,352,098	$46,864,317	$260,525	1%	$47,124,842	$46,864,317	$260,525	1%
Average Credit Card Loans - Managed	$46,857,480	$48,487,812	$47,251,899	$46,926,260	$46,203,924	$653,556	1%	$47,668,191	$46,533,431	$1,134,760	2%

Managed Interest Yield	12.43%	12.72%	12.85%	12.76%	12.59%	(16)	bps	12.58%	12.52%	6	bps
Managed Net Principal Charge-off Rate	5.05%	4.37%	3.85%	3.67%	3.97%	108	bps	4.70%	3.92%	78	bps
Managed Delinquency Rate (over 30 days)	3.85%	3.93%	3.59%	3.16%	2.97%	88	bps	3.85%	2.97%	88	bps
Managed Delinquency Rate (over 90 days)	1.99%	1.98%	1.68%	1.48%	1.44%	55	bps	1.99%	1.44%	55	bps

Total Credit Card Volume	$25,596,794	$26,207,028	$26,159,776	$27,171,729	$26,408,578	$(811,784)	(3%)	$51,803,822	$53,289,313	$(1,485,491)	(3%)
Sales Volume	$22,457,651	$23,155,253	$22,588,639	$23,527,999	$22,108,865	$348,786	2%	$45,612,904	$44,145,918	$1,466,986	3%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed Data schedule.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended							Six Months Ended
	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	May 31, 2008 vs May 31, 2007		May 31, 2008	May 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$533	$628	$650	$594	$558	$(25)	(4%)	$1,161	$1,132	$29	3%
Interest Expense	-	2	-	-	4	(4)	(100%)	2	19	(17)	(89%)
Net Interest Income	533	626	650	594	554	(21)	(4%)	1,159	1,113	46	4%
Other Income	37,133	34,268	29,305	29,465	29,248	7,885	27%	71,401	59,930	11,471	19%
Revenue Net of Interest Expense	37,666	34,894	29,955	30,059	29,802	7,864	26%	72,560	61,043	11,517	19%
Provision for Loan Losses	-	-	-	-	-	-	0%	-	-	-	0%
Total Other Expense	20,876	19,367	22,364	20,620	21,792	(916)	(4%)	40,243	41,113	(870)	(2%)
Income (Loss) Before Income Taxes	$16,790	$15,527	$7,591	$9,439	$8,010	$8,780	110%	$32,317	$19,930	$12,387	62%

Network Volume
PULSE Network	$27,830,403	$24,783,895	$23,035,361	$22,372,106	$20,799,365	$7,031,038	34%	$52,614,298	$40,828,941	$11,785,357	29%
Third-Party Issuers	1,603,006	1,545,943	1,458,959	1,492,568	1,313,438	289,568	22%	3,148,949	2,528,578	620,371	25%
Total Third-Party Payments	$29,433,409	$26,329,838	$24,494,320	$23,864,674	$22,112,803	$7,320,606	33%	$55,763,247	$43,357,519	$12,405,728	29%

Transactions Processed on PULSE Network (000's)	703,404	621,072	611,518	593,866	558,811	144,593	26%	1,324,476	1,079,677	244,799	23%

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended					Six Months Ended
	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	May 31, 2008	May 31, 2007

Interest Income
GAAP Basis	$612,063	$662,802	$659,676	$674,864	$637,656	$1,274,865	$1,249,862
Securitization Adjustments [1]	960,634	989,813	1,007,742	951,944	964,226	1,950,447	1,834,586
Managed Basis	$1,572,697	$1,652,615	$1,667,418	$1,626,808	$1,601,882	$3,225,312	$3,084,448

Interest Expense
GAAP Basis	$313,248	$339,441	$350,917	$317,124	$303,422	$652,689	$555,229
Securitization Adjustments	237,381	329,512	399,721	385,900	390,419	566,893	732,237
Managed Basis	$550,629	$668,953	$750,638	$703,024	$693,841	$1,219,582	$1,287,466

Net Interest Income
GAAP Basis	$298,815	$323,361	$308,759	$357,740	$334,234	$622,176	$694,633
Securitization Adjustments	723,253	660,301	608,021	566,044	573,807	1,383,554	1,102,349
Managed Basis	$1,022,068	$983,662	$916,780	$923,784	$908,041	$2,005,730	$1,796,982

Other Income
GAAP Basis	$844,892	$975,544	$952,500	$804,047	$829,786	$1,820,436	$1,620,135
Securitization Adjustments	(352,685)	(338,865)	(319,486)	(293,522)	(274,234)	(691,550)	(543,898)
Managed Basis	$492,207	$636,679	$633,014	$510,525	$555,552	$1,128,886	$1,076,237

Revenue Net of Interest Expense
GAAP Basis	$1,143,707	$1,298,905	$1,261,259	$1,161,787	$1,164,020	$2,442,612	$2,314,768
Securitization Adjustments	370,568	321,436	288,535	272,522	299,573	692,004	558,451
Managed Basis	$1,514,275	$1,620,341	$1,549,794	$1,434,309	$1,463,593	$3,134,616	$2,873,219

Provision for Loan Losses
GAAP Basis	$210,969	$305,632	$296,187	$145,827	$144,676	$516,601	$291,874
Securitization Adjustments	370,568	321,436	288,535	272,522	299,573	692,004	558,451
Managed Basis	$581,537	$627,068	$584,722	$418,349	$444,249	$1,208,605	$850,325

Total Assets
GAAP Basis	$34,020,245	$34,222,732	$33,449,702	$31,683,866	$32,264,467	$34,020,245	$32,264,467
Securitization Adjustments	28,128,332	27,714,769	27,141,773	28,005,096	27,757,597	28,128,332	27,757,597
Managed Basis	$62,148,577	$61,937,501	$60,591,475	$59,688,962	$60,022,064	$62,148,577	$60,022,064

Tangible Equity/Total Assets
GAAP Basis	16.3%	15.6%	15.8%	16.9%	16.9%	16.3%	16.9%
Securitization Adjustments	19.7%	19.3%	19.5%	19.1%	19.7%	19.7%	19.7%
Managed Basis	8.9%	8.6%	8.7%	9.0%	9.1%	8.9%	9.1%

Loan Receivables
Total Loans
GAAP Basis	$20,502,063	$21,042,681	$20,831,117	$19,170,450	$19,938,986	$20,502,063	$19,938,986
Securitization Adjustments	27,339,428	26,457,729	27,349,319	28,273,657	27,014,916	27,339,428	27,014,916
Managed Basis	$47,841,491	$47,500,410	$48,180,436	$47,444,107	$46,953,902	$47,841,491	$46,953,902

Average Total Loans
GAAP Basis	$19,890,330	$21,523,606	$19,405,775	$19,812,392	$18,673,525	$20,702,505	$20,287,228
Securitization Adjustments	27,581,747	27,339,561	27,975,696	27,204,080	27,622,771	27,461,316	26,340,182
Managed Basis	$47,472,077	$48,863,167	$47,381,471	$47,016,472	$46,296,296	$48,163,821	$46,627,410

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

Quarter Ended					Six Months Ended
May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	May 31, 2007	May 31, 2008	May 31, 2007

Interest Yield
GAAP Basis	10.40%	10.34%	10.51%	11.20%	10.69%	10.37%	10.61%
Securitization Adjustments	13.86%	14.56%	14.45%	13.88%	13.85%	14.21%	13.97%
Managed Basis	12.41%	12.70%	12.84%	12.75%	12.58%	12.56%	12.50%

Net Principal Charge-off Rate
GAAP Basis	4.49%	3.83%	3.43%	3.23%	3.47%	4.15%	3.47%
Securitization Adjustments	5.34%	4.73%	4.14%	3.97%	4.30%	5.04%	4.25%
Managed Basis	4.99%	4.33%	3.85%	3.66%	3.97%	4.66%	3.91%

Delinquency Rate (over 30 days)
GAAP Basis	3.54%	3.63%	3.26%	2.81%	2.71%	3.54%	2.71%
Securitization Adjustments	4.01%	4.11%	3.82%	3.40%	3.16%	4.01%	3.16%
Managed Basis	3.81%	3.90%	3.58%	3.16%	2.97%	3.81%	2.97%

Delinquency Rate (over 90 days)
GAAP Basis	1.81%	1.82%	1.51%	1.31%	1.31%	1.81%	1.31%
Securitization Adjustments	2.07%	2.08%	1.79%	1.60%	1.54%	2.07%	1.54%
Managed Basis	1.96%	1.96%	1.67%	1.48%	1.44%	1.96%	1.44%

Credit Card Loans
Credit Card Loans
GAAP Basis	$19,785,414	$20,556,810	$20,579,923	$19,078,441	$19,849,401	$19,785,414	$19,849,401
Securitization Adjustments	27,339,428	26,457,729	27,349,319	28,273,657	27,014,916	27,339,428	27,014,916
Managed Basis	$47,124,842	$47,014,539	$47,929,242	$47,352,098	$46,864,317	$47,124,842	$46,864,317

Average Credit Card Loans
GAAP Basis	$19,275,733	$21,148,252	$19,276,203	$19,722,180	$18,581,153	$20,206,876	$20,193,248
Securitization Adjustments	27,581,747	27,339,560	27,975,696	27,204,080	27,622,771	27,461,315	26,340,183
Managed Basis	$46,857,480	$48,487,812	$47,251,899	$46,926,260	$46,203,924	$47,668,191	$46,533,431

Interest Yield
GAAP Basis	10.40%	10.35%	10.53%	11.22%	10.72%	10.37%	10.63%
Securitization Adjustments	13.86%	14.56%	14.45%	13.88%	13.85%	14.21%	13.97%
Managed Basis	12.43%	12.72%	12.85%	12.76%	12.59%	12.58%	12.52%

Net Principal Charge-off Rate
GAAP Basis	4.63%	3.90%	3.44%	3.24%	3.48%	4.25%	3.48%
Securitization Adjustments	5.34%	4.73%	4.14%	3.97%	4.30%	5.04%	4.25%
Managed Basis	5.05%	4.37%	3.85%	3.67%	3.97%	4.70%	3.92%

Delinquency Rate (over 30 days)
GAAP Basis	3.63%	3.69%	3.28%	2.80%	2.71%	3.63%	2.71%
Securitization Adjustments	4.01%	4.11%	3.82%	3.40%	3.16%	4.01%	3.16%
Managed Basis	3.85%	3.93%	3.59%	3.16%	2.97%	3.85%	2.97%

Delinquency Rate (over 90 days)
GAAP Basis	1.87%	1.86%	1.53%	1.31%	1.31%	1.87%	1.31%
Securitization Adjustments	2.07%	2.08%	1.79%	1.60%	1.54%	2.07%	1.54%
Managed Basis	1.99%	1.98%	1.68%	1.48%	1.44%	1.99%	1.44%

[1] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.